UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2019 (July 18, 2019)

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX		75034
(Address of Principal Executive Offices)		(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ADUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2019, Addus HealthCare, Inc. (“Addus HealthCare”), a wholly-owned subsidiary of Addus HomeCare Corporation (the “Company”) and James “Zeke” Zoccoli, its Executive Vice President and Chief Information Officer, entered into a Transition Agreement (the “Transition Agreement”). Pursuant to the Transition Agreement, among other things, Mr. Zoccoli is retiring from his position effective as of July 31, 2019 (the “Transition Effective Date”), and Addus HealthCare agreed to continue to employ Mr. Zoccoli in a non-executive role for a period commencing on the Transition Effective Date and ending on July 31, 2020 (the “Transition Period”).

Pursuant to the Transition Agreement and during the Transition Period, Addus HealthCare will pay Mr. Zoccoli as separation pay certain payments that he would have received under his Second Amended and Restated Employment and Non-Competition Agreement (the “Zoccoli Employment Agreement”) had he not resigned, namely: periodic cash payments amounting to $360,000 annually, (ii) health benefits consistent with those received prior to the Transition Effective Date, and (iii) a pro rata portion of the bonus he would have received. In addition, all previously received equity awards to Mr. Zoccoli will continue to vest in accordance with the terms of applicable stock plans and award agreements through July 31, 2020.

The foregoing summary is qualified in its entirety by reference to Mr. Zoccoli’s Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Transition Agreement and Release, effective as of July 31, 2019, by and between Addus HealthCare, Inc. and James “Zeke” Zoccoli.

99.1	Press Release dated July 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: July 24, 2019	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer